Other assets-Other / Other liabilities - Schedule of Other assets-Other and Other liabilities (Detail) - JPY (¥) ¥ in Millions		Mar. 31, 2018	Mar. 31, 2017
Other assets-Other:
Securities received as collateral		¥ 301,072	¥ 447,272
Goodwill and other intangible assets		99,455	104,821
Deferred tax assets		16,135	21,825
Investments in equity securities for other than operating purposes	[1]	192,819	245,600
Prepaid expenses		14,561	10,699
Other	[2]	284,092	249,888
Total, Other assets-Other		908,134	1,080,105
Other liabilities:
Obligation to return securities received as collateral		301,072	447,272
Accrued income taxes		34,181	24,213
Other accrued expenses and provisions		448,423	397,605
Other	[3]	166,858	439,420
Total, Other liabilities		¥ 950,534	¥ 1,308,510

[1]	Includes marketable and non-marketable equity securities held for other than trading or operating purposes. These investments were comprised of listed equity securities and unlisted equity securities of \117,476 million and \128,124 million respectively, as of March 31, 2017, and \63,132 million and \129,687 million respectively, as of March 31, 2018. These securities are carried at fair value, with changes in fair value recognized within Revenue-Other in the consolidated statements of income.
[2]	Certain changes have been made by revisiting the definition of "Customers" in our consolidated balance sheets. Certain reclassifications of previously reported amounts have been made to conform to the current year presentation.
[3]	Includes liabilities relating to investment contracts underwritten by Nomura's insurance subsidiary. As of March 31, 2017, carrying value was \224,418 million and estimated fair value was \225,563 million. No equivalent amounts were reported in Other liabilities-Other as of March 31, 2018 as Nomura's insurance subsidiary was deconsolidated prior to such date. Fair value was estimated using DCF valuation techniques and using valuation inputs which would be generally classified in Level 3 of the fair value hierarchy.